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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported) January 24, 1997




                         In-Flight Phone Corporation
             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)



               33-92752                                  36-3733319
       (Commission File Number)               (IRS Employer Identification No.)


  One Tower Lane, Oakbrook Terrace, IL                  60181
 (Address of principal executive offices)             (Zip Code)



       Registrant's telephone number, including area code (630) 573-2660


                                 Not Applicable
        (Former name or former address, if changed since last report)


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ITEM. 3. BANKRUPTCY OR RECEIVERSHIP.

        On January 24, 1997, In-Flight Phone Corporation ("IFPC"), wholly-owned subsidiary of IFP Holdings, Inc., filed a petition to reorganize under chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. IFPC has also entered into an interim Service Agreement with MCI Telecommunications Corporation ("MCI") under which IFPC will receive sufficient funds from MCI to continue its normal operation for 45 days. IFPC anticipates that post-interim funding will be available and IFPC is in discussions to conclude the necessary arrangements for the post-interim period.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 IN-FLIGHT PHONE CORPORATION

                                 By: /s/ Michael K. Nissenbaum
Date: January 24, 1997              -----------------------------------
                                    Michael K. Nissenbaum
                                    Chief Financial Officer
                                    Vice President - Finance & Administration
                                    Secretary & Treasurer

                                    Duly Authorized Officer and
                                    Principal Financial Officer